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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): APRIL 23, 2003

                            WESCO INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                        Commission file number 001-14989

              DELAWARE                                     25-1723342
   (State or other jurisdiction                (IRS Employer Identification No.)
 of incorporation or organization)

       225 WEST STATION SQUARE DRIVE
                 SUITE 700
      PITTSBURGH, PENNSYLVANIA 15219                      (412) 454-2200
 (Address of principal executive offices)        (Registrant's telephone number,
                                                       including area code)


                                       N/A
          (Former name or former address, if changed since last report)





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

a)       Financial statements of businesses acquired.

         Not applicable.

b)       Pro forma financial information.

         Not applicable.

c)       Exhibits.

         99.1 Press Release of WESCO International, Inc. dated April 23, 2003


ITEM 9.  REGULATION FD DISCLOSURE.

       WESCO International, Inc. ("WESCO") is furnishing the following information under Item 12, "Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release Nos. 33-8216; 34-47583.

       The information in this Current Report is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

       On April 23, 2003, WESCO issued a press release announcing its earnings for the first quarter of 2003. A copy of the press release is attached hereto as
Exhibit 99.1.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                 April 23, 2003         WESCO International, Inc.
                 --------------         ---------------------------------------
                     (Date)


                                        /s/ Stephen A. Van Oss
                                        ---------------------------------------
                                        Stephen A. Van Oss
                                        Vice President, Chief Financial Officer



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EXHIBIT INDEX


Exhibit 99.1:  Press release of WESCO International, Inc. dated April 23, 2003.




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